AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (this "First Amendment"), effective as of February 27, 2024 is made by and between AXOGEN CORPORATION, a Delaware corporation ("AXOGEN"), and Erick DeVinney ("Employee") (collectively, the "Parties").

RECITALS:

WHEREAS, the Company and Executive have entered into that certain Executive Employment Agreement, dated as of February 27, 2024 (the "Executive Employment Agreement"); and

WHEREAS, the Parties wish to amend the Executive Employment Agreement, with such amendment to be effective as of February 27, 2024 (the "Amendment Effective Date").

NOW, THEREFORE, in consideration of the promises set forth in this First Amendment, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged by this First Amendment, the Parties to this First Amendment, intending to be legally bound, agree as follows:

1. **RECITALS**. The above recitals are true and correct and fully incorporated as a part of this First Amendment.

2. Section 4(b)(i) of the Executive Employment Agreement regarding termination in connection with a change in control is hereby amended, as follows:

(a) the words "eighteen (18) months of Employee's base salary" shall be replaced with the words "twenty-four (24) months of Employee's base salary"; and

(b) the words "150% of any bonuses or commissions paid to Employee during the year prior to Employee's termination of employment" shall be replaced with the words "200% of Employee's target bonus for the year in which the termination occurs".

3. Section 4(b)(v) of the Executive Employment Agreement regarding termination not in connection with a change in control is hereby amended, as follows:

(a) the words "twelve (12) months of Employee's base salary" shall be replaced with the words "fifteen (15) months of Employee's base salary"; and

(b) the words "100% of any bonuses or commissions paid to Employee during the year prior to Employee's termination of employment" shall be replaced with the words "125% of Employee's target bonus for the year in which the termination occurs".

4. The second paragraph in Section 4(c) regarding Employee's continuation coverage under COBRA is hereby amended, as follows:

(a) the words "eighteen (18) months of the COBRA continuation period" in prong (i) shall be replaced with the words "twenty-four (24) months of the COBRA continuation period"; and

(b) the words "twelve (12) months of the COBRA continuation period" in prong (i) shall be replaced with the words "fifteen (15) months of the COBRA continuation period".

All other terms and conditions of the Agreement and any additional agreements that may exist between the Executive and the company shall remain valid.

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IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date and year first written above.

AXOGEN CORPORATION

DocuSigned by:

710E73CBF3D847E...

Name: Karen Zaderej
Title: Chairman, CEO and President

EMPLOYEE:

DocuSigned by:

2909F2B49F684B7...

Name: Erick DeVinney
Title: Chief Innovation Officer